UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

HERSHA HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive

Harrisburg, Pennsylvania 17102

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Hersha Hospitality Trust (the “Company”) on May 5, 2016 (the “Original Filing”) disclosing the Company’s closing of the sale of seven premium limited service hotels located in Manhattan to a newly formed joint venture with Cindat Manhattan Hotel Portfolio (US) LLC (“Cindat”) to include historical financial statements and pro forma financial information, including an updated Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016,  required by Item 9.01 of Form 8-K..  This  Current Report on Form 8-K/A does not modify or update disclosures in the Original Filing other than as described above.

Item 9.01.  Financial Statements and Exhibits

(b)Pro Forma Financial Information

See Exhibit 99.1 which contains an unaudited pro forma condensed consolidated balance sheet as of March 31, 2016, and an unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015.  Such pro forma financial information is incorporated by reference herein.

(c)Exhibits

Exhibit No.	Description
99.1

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2016

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2016

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Ashish R. Parikh
Date: May 24, 2016	HERSHA HOSPITALITY TRUST By:/s/ Ashish R. Parikh Ashish R. Parikh Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2016

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2016

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015